UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Brunswick Corporation

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 7, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement and Annual Report on Form 10-K

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BRUNSWICK CORPORATION
BRUNSWICK CORPORATION 1 N. FIELD COURT LAKE FOREST, IL 60045-4811	Vote In Person
Only shareholders who owned Brunswick Common Stock as of March 10, 2008 (the Record Date), or their duly appointed proxies, will be entitled to attend the Annual Meeting. If you hold your shares through a broker, bank or other nominee, you will not be admitted to the Annual Meeting unless you bring a copy of a statement (such as a brokerage statement) from your nominee reflecting your stock ownership as of the Record Date. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. Eastern time on May 6, 2008. Have this notice in hand when you access the Web site and follow the instructions.

Meeting Location
The Annual Meeting of Shareholders is to be held on May 7, 2008 at 1:00 P.M.CDT at:
Brunswick Corporation
1 N. Field Court
Lake Forest, Illinois 60045
Meeting Directions
Directions from O’Hare to Brunswick
• Exit O’Hare and follow I-190 East to I-294 North (toward Milwaukee)
• I-294 North will merge into I-94
• Exit I-94 at Route 60 (Townline/Kennedy Road)
• Turn east (right) onto Route 60 (Townline/Kennedy Road)
• Turn left at second traffic light onto North Field Court
• Brunswick is first driveway on right
• Note: This trip will have a $1 toll
Directions from Downtown Chicago to Brunswick
• Take I-94 West
• Stay left and take US 41N via Exit 29 (toward Waukegan)
• Turn west (left) onto Route 60 (Townline/Kennedy Road)
• Turn right onto North Field Court
• Brunswick is first driveway on right

Voting items

The Board of Directors recommends a vote FOR all Nominees:

1.      Election of Directors-Nominees:

01)   Cambria W. Dunaway

02)   Dustan E. McCoy

03)   Ralph C. Stayer

The Board of Directors recommends a vote FOR item 2:

2.      Ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.

In the Board of Directors’ discretion, on such other business as may properly come before the meeting.